UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 FORM 8-K12g3/A
                                 Amendment No. 2


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2005

                          Infinity Capital Group, Inc.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)



          000-30999                                      16-1675285
---------------------------                           -------------------
(Commission File Number)                               (I.R.S. Employer
                                                       Identification No.)

                7 Dey Street, Suite 900, New York, New York 10007
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400

                               Fayber Group, Inc.
                                7609 Ralston Road
                                Arvada, CO 80002
              (Former name, former address and former fiscal year,
                          if changed since last report)


Total number of pages in this document:     48
                                        ---------------

Check the appropriate box below if the Form 8-K12g3 filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS...............................1

SECTION 2. FINANCIAL INFORMATION..............................................1

SECTION 3. SECURITIES AND TRADING MARKETS.....................................2

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS............2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT................................2

SECTION 6. RESERVED...........................................................3

SECTION 7. REGULATION FD .....................................................3

SECTION 8. OTHER EVENTS ......................................................3

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS..................................4

SIGNATURES....................................................................4

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Company has restated its financial statements to comply with the Investment Company Act of 1940. The restated financial statements are attached.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.


ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.

ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.



ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.



      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Not Applicable.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.


ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.


Not Applicable.

                             SECTION 6 - [RESERVED]


                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.


                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Not Applicable.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements

               Restated Audited Financial Statements of Infinity Capital Group, Inc. for the years ended December 31, 2004 and 2003

               Restated Unaudited Financial Statements of Infinity Capital Group, Inc. for the period ended March 31, 2005

               Restated Unaudited Financial Statements of Infinity Capital Group, Inc. for the period ended June 30, 2005

b)       Exhibits

               None.







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                          INFINITY CAPITAL GROUP, INC.
                         -------------------------------
                                  (Registrant)

                             Dated: August 29, 2005


                              /s/Gregory H. Laborde
                     -------------------------------------
                          Gregory H. Laborde, President

                          INFINITY CAPITAL GROUP, INC.

                              FINANCIAL STATEMENTS



NOTE: These financial statements have been updated to June 30, 2005 to include certain restatements as a result of accounting treatments required by the Investment Company Act of 1940 and rules pertinent thereto.

                          INFINITY CAPITAL GROUP, INC.
                          RESTATED FINANCIAL STATEMENTS

                            DECEMBER 31, 2003 & 2004

                          INFINITY CAPITAL GROUP, INC.
                              Financial Statements



                                TABLE OF CONTENTS


                                                                 Page

REPORT OF INDEPENDENT REGISTERED
    PUBLIC ACCOUNTING FIRM                                        F-1


FINANCIAL STATEMENTS

         Balance sheets                                           F-2
         Statements of operations                                 F-3
         Statements of changes in net assets                      F-4
         Statements of cash flows                                 F-5
         Schedule of investments                                  F-7
         Notes to financial statements                            F-10

                            Ronald R. Chadwick, P.C.
                          Certified Public Accountant
                             2851 South Parker Road
                                   Suite 720
                             Aurora, Colorado 80014
                              Phone (303) 306-1967
                               Fax (303) 306-1944



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors
Infinity Capital Group, Inc.
New York, New York

I have audited the accompanying balance sheets of Infinity Capital Group, Inc. including the schedule of investments as of December 31, 2003 and 2004, and the related statements of operations, changes in net assets and cash flows for the period from July 8, 2003 (inception) through December 31, 2003 and for the year ended December 31, 2004. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Infinity Capital Group, Inc. as of December 31, 2003 and 2004 and the results of its operations, changes in net assets and cash flows for the period from July 8, 2003 (inception) through December 31, 2003 and for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 9 to the financial statements the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 9. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Aurora, Colorado                                /s/Ronald R. Chadwick, P.C.
July 8, 2005                                    RONALD R. CHADWICK, P.C.

                          INFINITY CAPITAL GROUP, INC.
                                 BALANCE SHEETS


                                                                   Dec. 31,         Dec. 31,
                                                                     2003             2004
                                                                 -------------    --------------

                                     ASSETS
Current assets
      Cash                                                       $     13,896     $         987
      Accrued receivables                                                   -            12,831
                                                                 -------------    --------------
             Total current assets                                      13,896            13,818
                                                                 -------------    --------------

      Investments in securities (cost $78,987 and $175,926
            at December 31, 2003 & December 31, 2004)                  37,500         1,497,425
      Notes receivable - related parties                                    -            24,639
      Other receivables - related parties                                   -               510
      Other assets                                                          -               262
                                                                 -------------    --------------
                                                                       37,500         1,522,836
                                                                 -------------    --------------

Total Assets                                                     $     51,396     $   1,536,654
                                                                 =============    ==============

                                   LIABILITIES

Current liabilities
      Accrued payables                                           $     15,218     $      34,377
      Due to related parties                                                -                20
      Notes payable                                                   159,000           192,500
      Deferred tax liability                                                -           451,770
                                                                 -------------    --------------
          Total current liabilities                                   174,218           678,667
                                                                 -------------    --------------

Total Liabilities                                                $    174,218     $     678,667
                                                                 -------------    --------------

NET ASSETS (DEFICIT)                                             $   (122,822)    $     857,987
                                                                 =============    ==============

Composition of net assets
      Preferred stock, $.001 par value;
          10,000,000 shares authorized; none issued
          and outstanding                                        $          -     $           -
      Common stock, $.001 par value;
          100,000,000 shares authorized;
          5,000,000 & 5,335,237
          issued and outstanding                                        5,000             5,335
      Additional paid in capital                                        2,287           149,402
      Accumulated income (deficit)
         Accumulated net operating income (deficit)                   (88,662)         (286,067)
         Net realized gain (loss) on investments, net of tax                -           119,588
         Net unrealized increase (depreciation) of
             investments, net of deferred tax                         (41,447)          869,729
                                                                 -------------    --------------
Net Assets                                                       $   (122,822)    $     857,987
                                                                 =============    ==============

Net Asset Value Per Share                                        $      (0.02)    $        0.16
                                                                 =============    ==============


    The accompanying notes are an integral part of the financial statements.

                          INFINITY CAPITAL GROUP, INC.
                            STATEMENTS OF OPERATIONS


                                                                    July 8, 2003
                                                                    (Inception)
                                                                         to                 Year Ended
                                                                      Dec. 31,               Dec. 31,
                                                                        2003                   2004
                                                                  -----------------       ----------------

Income from operations:
   Miscellaneous gain                                             $              -        $        15,264
   Investment income                                                             6                    341
   Other                                                                         -                    178
                                                                  -----------------       ----------------
                                                                                 6                 15,783
                                                                  -----------------       ----------------

Expenses:
   Salaries and wages                                                            -                      -
   Professional fees                                                        41,008                117,400
   Sales and marketing                                                           -                      -
   General and administrative                                               21,622                 63,223
   Interest expense                                                          4,985                 32,565
   Loan fees                                                                21,053                      -
                                                                  -----------------       ----------------
                                                                            88,668                213,188
                                                                  -----------------       ----------------

Loss from operations before income taxes                                   (88,662)              (197,405)
                                                                  -----------------       ----------------

Provision for income tax                                                         -                      -
                                                                  -----------------       ----------------

      Net income (loss) from operations                                    (88,662)              (197,405)

Net realized and unrealized gains (losses):
   Net realized gain (loss) on investments, net of tax                           -                119,588
   Change in unrealized increase (depreciation)
        of non-controlled affiliate investments, net of tax                (41,447)               911,176
                                                                  -----------------       ----------------

Net increase (decrease) in net assets from operations             $       (130,109)       $       833,359
                                                                  =================       ================

Net increase (decrease) in net assets per share
  Basic                                                           $          (0.05)       $          0.16
  Diluted                                                         $          (0.05)       $          0.15
                                                                  =================       ================

Weighted average number of
common shares outstanding
  Basic                                                                  2,500,000              5,104,246
  Diluted                                                                2,500,000              5,730,996
                                                                  =================       ================


    The accompanying notes are an integral part of the financial statements.

                          INFINITY CAPITAL GROUP, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                     July 8, 2003
                                                                                     (Inception)
                                                                                          to               Year Ended
                                                                                       Dec. 31,             Dec. 31,
                                                                                         2003                 2004
                                                                                   -----------------     ----------------

Changes in net assets from operations:
     Net income (loss) from operations                                             $        (88,662)     $      (197,405)
     Net realized gain (loss) on investments, net of tax                                                         119,588
     Change in net unrealized (increase) depreciation of investments,
           net of tax                                                                       (41,447)             911,176
                                                                                   -----------------     ----------------

           Net increase (decrease) in net assets from operations                           (130,109)             833,359
                                                                                   -----------------     ----------------

Capital stock transactions:
      Proceeds from issuance of common stock                                                  5,000                7,500
      Proceeds from issuance of warrants                                                          -                2,000
      Compensatory common stock issuances                                                         -              122,094
      Compensatory warrant issuances                                                          2,267                3,356
      Paid in capital                                                                            20               12,500
                                                                                   -----------------     ----------------

           Net increase (decrease) in net assets from stock transactions                      7,287              147,450
                                                                                   -----------------     ----------------

Net increase (decrease) in net assets                                                      (122,822)             980,809
Net assets at beginning of year                                                                   -             (122,822)
                                                                                   -----------------     ----------------

Net assets at end of year                                                          $       (122,822)     $       857,987
                                                                                   =================     ================













    The accompanying notes are an integral part of the financial statements.

                          INFINITY CAPITAL GROUP, INC.
                            STATEMENTS OF CASH FLOWS


                                                                                     July 8, 2003
                                                                                     (Inception)
                                                                                          to               Year Ended
                                                                                       Dec. 31,             Dec. 31,
                                                                                         2003                 2004
                                                                                   -----------------     ----------------
Cash Flows From Operating Activities:
     Net increase (decrease) in net assets from operations                         $       (130,109)     $       833,359

     Adjustments  to  reconcile  net  increase  (decrease)  in net  assets  from operations to net cash used in operating activities:
          Change in net unrealized (increase) depreciation of investments                    41,447             (911,176)
          (Gain) loss on sale of investments                                                      -             (119,588)
          Accrued receivables                                                                     -                 (331)
          Due from related parties                                                                -                 (510)
          Other assets                                                                            -                 (262)
          Accrued payables                                                                   15,218               31,659
          Due to related parties                                                                  -                   20
          Compensatory asset exchanges                                                       21,053               41,609
          Compensatory debt issuances                                                             -               37,500
          Compensatory stock issuances                                                            -                2,594
          Compensatory warrant issuances                                                      2,267                3,356
                                                                                   -----------------     ----------------
               Net cash provided by (used for)
               operating activities                                                         (50,124)             (81,770)
                                                                                   -----------------     ----------------

Cash Flows From Investing Activities:
      Proceeds received on sale of investments                                                    -              150,000
      Purchase of investment securities                                                    (100,000)            (138,500)
      Notes receivable - related parties                                                          -              (70,139)
      Payments from notes receivable - related parties                                            -               15,000
                                                                                   -----------------     ----------------
               Net cash provided by (used for)
               investing activities                                                        (100,000)             (43,639)
                                                                                   -----------------     ----------------


                          (Continued On Following Page)



    The accompanying notes are an integral part of the financial statements.


                          INFINITY CAPITAL GROUP, INC.
                            STATEMENTS OF CASH FLOWS


                         (Continued From Previous Page)

                                                                                     July 8, 2003
                                                                                     (Inception)
                                                                                          to               Year Ended
                                                                                       Dec. 31,             Dec. 31,
                                                                                         2003                 2004
                                                                                   -----------------     ----------------
Cash Flows From Financing Activities:
     Proceeds from notes payable                                                            161,000              267,000
     Payments on notes payable                                                               (2,000)            (164,000)
     Sales of common stock                                                                    5,000                7,500
     Sales of warrants                                                                            -                2,000
     Paid in capital                                                                             20                    -
                                                                                   -----------------     ----------------
               Net cash provided by (used for)
               financing activities                                                         164,020              112,500
                                                                                   -----------------     ----------------

Net Increase (Decrease) In Cash                                                              13,896              (12,909)
Cash At The Beginning Of The Period                                                               -               13,896
                                                                                   -----------------     ----------------

Cash At The End Of The Period                                                      $         13,896      $           987
                                                                                   =================     ================


Schedule of Non-Cash Investing and Financing Activities

2003: None
During the year ended December 31, 2004, the Company purchased securities for $43,000 by issuing a note payable for $12,500 and cancelling a note receivable to a related party for $30,500; issued 305,237 common shares to note holders for the conversion of $119,500 in notes payable to common stock.

Supplemental Disclosure

                                         Income
Cash paid for:             Interest      Taxes

2003                       $        -    $       -
2004                       $   25,900    $       -



    The accompanying notes are an integral part of the financial statements.

                          INFINITY CAPITAL GROUP, INC.
                             SCHEDULE OF INVESTMENTS
                               December 31, 2003


                     Original
                      Date of                                                                         Original             Fair
     Shares         Acquisition                                                                         Cost              Value
----------------- ----------------                                                                 --------------- -----------------

                                   Common stock in controlled affiliates -
                                   (30.53)% of net assets

      18,000,000           Sep-03  Azonic Corporation, publicly traded over the counter,
                                   (30.53)% of net assets, telecommunications                      $       78,987  $         37,500
                                                                                                   --------------- -----------------

                                   TOTAL INVESTMENTS - (30.53)%                                    $     $ 78,987  $         37,500
                                                                                                   =============== =================

                                     Cash and other assets, less liabilities - 130.53%                                     (160,322)
                                                                                                                   -----------------

                                     Net assets at December 31, 2003 - 100%                                        $       (122,822)
                                                                                                                   =================


 Notes to Schedule of Investments

     The above investments are non-income producing. Equity investments that have not paid dividends within the last twelve months are considering non-income producing.

     The value of all securities for which there is no readily available market value is determined in good faith by the Board of Directors. In making its determination, the Board of Directors has considered valuation appraisals provided by an independent valuation provider.

     As of December 31, 2003, all of the securities owned by the Company are subject to legal restrictions on resale. As a result, the Company's ability to sell or otherwise transfer the securities in its portfolio is limited.

     The Company owns more than 25% of the outstanding common stock of Azonic Corporation.

     The 18,000,000 common shares of Azonics Corporation owned by the Company at December 31, 2003 have been retroactively restated for a 4 for 1 forward stock split in 2004.





    The accompanying notes are an integral part of the financial statements.

                          INFINITY CAPITAL GROUP, INC.
                             SCHEDULE OF INVESTMENTS
                               December 31, 2004


                    Original
                    Date of                                                                           Original           Fair
    Shares        Acquisition                                                                           Cost            Value
---------------  ---------------                                                                   --------------- -----------------

                                  Common stock in controlled affiliates -
                                  20.69% of net assets
     2,190,000           Nov-04   Satellite Organizing Solutions, Inc.,
                                  publicly traded over over the counter,
                                  20.69% of net assets, communications & business
                                  systems design and consulting                                    $      121,326  $        177,500
                                                                                                   --------------- -----------------

                                  Subtotal                                                                121,326           177,500
                                                                                                   --------------- -----------------

                                  Common stock in non-controlled affiliates -
                                  153.84% of net assets

       123,750           Jun-04   Heartland, Inc., publicly traded over the counter,
                                  6.63% of net assets, telecommunications                                  12,500            56,925

     4,210,000           Aug-04   Azonic Corporation, publicly traded over the counter,
                                  147.21% of net assets, telecommunications                                42,100         1,263,000
                                                                                                   --------------- -----------------

                                  Subtotal                                                                 54,600         1,319,925
                                                                                                   --------------- -----------------

                                  TOTAL INVESTMENTS - 174.53%                                      $      175,926  $      1,497,425
                                                                                                   =============== =================

                                    Cash and other assets, less liabilities - (74.53)%                                     (639,438)
                                                                                                                   -----------------

                                    Net assets at December 31, 2004 - 100%                                         $        857,987
                                                                                                                   =================


 Notes to Schedule of Investments

        The above investments are non-income producing. Equity investments that have not paid dividends within the last twelve months are considering non-income producing.



    The accompanying notes are an integral part of the financial statements.

                          INFINITY CAPITAL GROUP, INC.
                             SCHEDULE OF INVESTMENTS
                               December 31, 2004
                                   (Continued)

 Notes to Schedule of Investments - Continued

        The value of all securities for which there is no readily available market value is determined in good faith by the Board of Directors. In making its determination, the Board of Directors has considered valuation appraisals provided by an independent valuation provider.

        As of December 31, 2004, all of the securities owned by the Company are subject to legal restrictions on resale. As a result, the Company's ability to sell or otherwise transfer the securities in its portfolio is limited.

        The  Company  owns  more  than 25% of the  outstanding  common  stock of
        Satellite  Organizing   Solutions,   Inc.  and  more  than  10%  of  the
        outstanding common stock of Azonic Corporation.




























    The accompanying notes are an integral part of the financial statements.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Infinity Capital Group, Inc. ("ICG", the "Company"), was incorporated in the State of Maryland on July 8, 2003. ICG is a non-diversified, closed-end management investment company that has elected to be treated as a Business Development Company ("BDC") under the Investment Company Act of 1940 ("1940 Act").

As a BDC, the Company must be primarily engaged in the business of furnishing capital and making available managerial assistance to companies that generally do not have ready access to capital through conventional financial channels. Such companies are termed "portfolio" companies.

The Company invests in portfolio companies that management identifies as emerging growth companies positioned to benefit from additional financing and managerial assistance. The portfolio companies frequently have little or no prior operating history. The Company intends on investing in emerging growth companies, defined as (A) publicly traded companies whose market for their securities are thinly traded which may be caused by a shift in business direction, change in market or industry in which they operate, or various other factors causing their stock and trading in their stock to not be in or fall out of favor; (B) publicly traded companies that have non-marginable securities and seek expansion or mezzanine capital to implement growth strategies executable within 12-24 months; and (C) private companies seeking expansion or mezzanine financing and which wish to access the equity capital markets within the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an original maturity of three months or less as cash equivalents.

ACCOUNTS RECEIVABLE

The Company has established an allowance for doubtful accounts, with accounts deemed uncollectible written off to bad debt expense. No amounts were written off to bad debt expense for the period from July 8, 2003 (inception) to December 31, 2003, or for the year ended December 31, 2004.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):


INCOME TAX

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 ("SFAS 109"). Under SFAS 109 deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

REVENUE RECOGNITION

Revenue is recognized on an accrual basis as earned under contract terms.

FINANCIAL INSTRUMENTS

The carrying value of the Company's financial instruments, as reported in the accompanying balance sheets, approximates fair value.

SEGMENT DISCLOSURES

Management considers the Company as operating in only one segment, investment in emerging growth companies. Assets are held domestically and all operations are domestic.

STOCK-BASED COMPENSATION

The Company applies Statement of Financial Accounting Standards No. 123 (revised
2004), "Share-Based Payment" in accounting for employee stock-based compensation. No stock-based compensation was issued to employees for the period from July 8, 2003 (inception) to December 31, 2003, or for the year ended December 31, 2004.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):


INVESTMENTS

Pursuant to the requirements of the Investment Company Act of 1940 (the "1940 Act"), the Board of Directors is responsible for determining, in good faith, the fair value of the Company's securities and assets for which market quotations are not readily available.

In making its determination, the Board of Directors has considered valuation appraisals provided by an independent valuation service provider. With respect to equity securities in privately owned companies, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment as well as the Company's minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate the Company's private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the market value of the securities as quoted on the stock exchanges. In addition restricted and unrestricted publicly traded stocks may also be valued at further discounts due to the size of the Company's investment or market liquidity concerns.

The Board of Directors bases its determination upon, among other things, applicable quantitative and qualitative factors. These factors may include, but are not limited to, type of securities, nature of business, marketability, market price of unrestricted securities of the same issue (if any), comparative valuation of securities of publicly-traded companies in the same or similar industries, current financial conditions and operating results, sales and earnings growth, operating revenues, competitive conditions and current and prospective conditions in the overall stock market.

Without a readily available market value, the value of the Company's portfolio of equity securities may differ significantly from the values that would be placed on the portfolio if there existed a ready market for such equity securities. All equity securities owned at December 31, 2003 and 2004 ( (30.53% and 174.53% of net assets, respectively) are stated at fair value as determined by the Board of Directors, in the absence of readily available fair values. The Company uses the first-in, first-out (FIFO) method of accounting for sales of its investments.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

RECENT ACCOUNTING PRONOUNCEMENTS

In November 2004, the FASB issued SFAS No. 151, "Inventory Costs (An Amendment of ARB No. 43, Chapter 4)". SFAS 151 amends and clarifies financial accounting and reporting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). The Company has adopted the provisions of SFAS No. 151 which are effective in general for inventory costs incurred during fiscal years beginning after June 15, 2005. The adoption did not have a material effect on the results of operations of the Company.

In December 2004, the FASB issued SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions (An Amendment of FASB Statements No. 66 and 67)". SFAS 152 amends FASB 66 and 67 to reference the accounting and reporting guidance for real estate time-sharing transactions provided for in AICPA Statement of Position 04-2. of The Company has adopted the provisions of SFAS No. 152 which are effective for financial statements for fiscal years beginning after June 15, 2005. The adoption did not have a material effect on the results of operations of the Company.

In December 2004, the FASB issued SFAS No. 153, "Exchange of Nonmonetary Assets (An Amendment of APB No. 29)". SFAS 153 amends Opinion 29 to eliminate the fair value accounting exception for nonmonetary exchanges of similar productive assets, and replaces that exception with a general exception for nonmonetary assets that do not have commercial substance. The Company has adopted the provisions of SFAS No. 153 which are effective in general for nonmonetary asset exchanges occurring in fiscal years beginning after June 15, 2005. The adoption did not have a material effect on the results of operations of the Company.

In March 2005, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment". SFAS 123(r) requires that the cost resulting from all share-based payment transactions be recognized in the financial statements. The Company has adopted the provisions of SFAS No. 123(r) which are effective in general for transactions entered into or modified after June 15, 2005. The adoption did not have a material effect on the results of operations of the Company.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 2. RELATED PARTY TRANSACTIONS

As of December 31, 2004 the Company was owed $24,639 for a note receivable from a related party corporation in which the Company is an investor.

The Company for the period from July 8, 2003 (inception) to December 31, 2003 and for the year ended December 31, 2004 incurred expenses of approximately $10,000 and $36,250 respectively to a company affiliated through a Director for rent and management expenses.


NOTE 3. LEASE COMMITMENTS

The Company carries a lease for office space which expires in June 2005. The lease is noncancellable with a monthly payment of $300. Rent expense incurred under the lease in 2003 and 2004 was approximately $1,500 and $3,300. Subsequent to December 31, 2004 future minimum payments under the lease are approximately $1,500, all in 2005. The Company incurred rent expense of approximately $5,700 in 2003 to a Director for a month to month lease.


NOTE 4. INVESTMENTS

Equity securities at December 31, 2003 and December 30, 2004 ( (30.53)% and 174.53% of net assets, respectively) were valued at fair value as determined by the Board of Directors, with the assistance of appraisals provided by an independent valuation service provider, in the absence of readily available market values.

The values assigned to these securities are based upon available information and may not reflect amounts that could be realized if the Company found it necessary to immediately sell such securities, or amounts that ultimately may be realized. Accordingly, the fair values included in the accompanying schedule of investments may differ from the values that would have been used had a ready market existed for these securities and such differences could be significant.

In September, 2003 the Company acquired 18,000,000 common shares in Azonic Corporation, giving the Company 75% ownership of Azonic. In August, 2004 the Company sold 17,840,000 of its Azonic common shares, recording a gain of $84,272. The Company subsequently in August, 2004 purchased 4,300,000 Azonic common shares for $43,000, then paid various expense obligations with 250,000 Azonic common shares, recording a gain of $12,230.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4. INVESTMENTS (Continued):

In June, 2004 the Company acquired 123,750 common shares of Heartland, Inc. valued at $12,500, from an officer of the Company as partial payment for common shares in the Company.

In November 2004 the Company acquired 2,500,000 common shares of Satellite Organizing Solutions, Inc. ("Satellite") for $138,500, giving the Company 71% ownership of Satellite. The Company subsequently paid various expense obligations with 310,000 Satellite common shares, recording a gain of $23,086.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5. INCOME TAXES

Deferred income taxes arise from the temporary differences between financial statement and income tax recognition of net operating losses and other items. Loss carryovers are limited under the Internal Revenue Code should a significant change in ownership occur.

At December 31, 2003 and 2004 the Company had approximately $88,000 and $163,000 respectively of unused federal net operating loss carryforwards, which begin to expire in the year 2023. A deferred tax asset has been offset by a 100% valuation allowance. The Company accounts for income taxes pursuant to SFAS 109. The components of the Company's deferred tax assets and liabilities are as follows:

                                           December 31,           December 31,
                                               2003                  2004
                                          -----------------     ----------------

Deferred tax liability                    $               -     $     (515,385)

Deferred tax asset arising from:

     Net unrealized investment losses                16,164
     Net operating loss carryforwards                34,350             63,615
                                          ------------------    ----------------
                                                     50,514           (451,770)

Valuation allowance                                 (50,514)                 -
                                          ------------------    ----------------

Net Deferred Taxes                        $               -     $     (451,770)
                                          ==================    ================

Income taxes at Federal and state statutory rates are reconciled to the Company's actual income taxes as follows:

                                             December 31,         December 31,
                                                2003                  2004
                                         ------------------    -----------------

Tax at federal statutory rate (34%)      $          (44,237)    $       422,852
State income tax (5%)                                (6,505)             62,184
Net operating loss benefit - used                         -             (34,350)
Net deferred taxes                                        -            (451,770)
Other book/tax differences                              228               1,084
Valuation allowance                                  50,514                   -
                                         -------------------    ----------------

                                         $    (           -)    $ (           -)
                                         ===================    ================

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 6.  NOTES PAYABLE

At December 31, 2003 and 2004 the Company had the following notes payable outstanding:

                                                 Balances at      Balances at
                                                   Dec. 31,         Dec. 31,
                                                     2003             2004
                                                --------------  ----------------

Notes payable,  several parties,  unsecured,
interest 7% per annum,  payable in
full when due,
maturing Sept. 2004 - March, 2005              $      159,000   $       42,500

Note payable, individual,  secured by stock
in subsidiary,  lender also entitled
to 5% of shares of next acquisition, int. 7%
per annum, payable in full when due
or upon next
acquisition, maturing Nov. 10, 2005                         -          150,000
                                                --------------  ----------------


Total notes payable (all current)              $      159,000   $      192,500
                                                ==============  ================


The schedule of maturities by fiscal year for all notes outstanding is as follows:

         Years ending  December 31,

                  2004      $    5,000
                  2005         187,500
                  Total      $ 192,500
                             =========

The fair value of the Company's notes payable is estimated based on the current rates offered to the Company for debt of the same remaining maturity. At December 31, 2003 and 2004, the fair value of the notes payable approximated the amount recorded in the financial statements. Interest expense for the period from July 8, 2003 (inception) to December 31, 2003, and for the year ended December 31, 2004 was $4,985 and $32,565.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 8.  STOCKHOLDERS' EQUITY

COMMON STOCK

The Company as of December 31, 2003 and 2004 had 100,000,000 shares of authorized common stock, $.001 par value, with 5,000,000 and 5,335,237 common shares issued and outstanding at each date.

PREFERRED STOCK

The Company as of December 31, 2003 and 2004 had 10,000,000 shares of authorized preferred stock, $.001 par value, with no shares issued and outstanding at each date.

STOCK OPTIONS AND WARRANTS

At December 31, 2003 and 2004 the Company had stock options and warrants outstanding as described below.

NON-EMPLOYEE STOCK OPTIONS AND WARRANTS

The Company accounts for non-employee stock options and warrants under SFAS 123(r), whereby option and warrant costs are recorded based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable.

At the beginning of fiscal year 2003, the Company had no non-employee stock options or warrants outstanding. During 2003 the Company issued 248,750 non-employee Class A warrants, allowing the holder to purchase one share of common stock per warrant, exercisable immediately at $0.25 per share with the warrant terms expiring in 2008, to individuals for interest charges. The fair value of these warrants were estimated on the date of grant at $.01 per warrant. The Company incurred and recorded compensation expense under these warrants of $2,267 in 2003.

At the beginning of 2004, the Company had 248,750 non-employee Class A warrants outstanding. During 2004 the Company issued 608,000 Class A warrants and 100,000 Class C warrants, and 200,000 Class A warrants were cancelled and 30,000 exercised, leaving a December 31, 2004 outstanding balance of 626,750 non-employee warrants. The Class A warrants allow the holder to purchase one share of common stock per warrant, exercisable immediately at $0.25 per share with the warrant terms expiring in 2008 and 2009, and the Class C warrants allow the holder to purchase one share of common stock per warrant, exercisable immediately at $1.50 per share with the warrant terms expiring in 2009.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 8.  STOCKHOLDERS' EQUITY (Continued):

The fair value of these warrants were estimated on the date of grant at $.01 per warrant. The Company issued 200,000 of the Class A warrants for cash, and issued the remaining 408,000 warrants for interest charges. The Company incurred and recorded compensation expense under these warrants of $3,356 in 2004.

NOTE 9. GOING CONCERN

The Company has suffered recurring losses from operations and in all likelihood will be required to make significant future expenditures in connection with continuing acquisition and marketing efforts along with general administrative expenses. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

The Company may raise additional capital through the sale of its equity securities, through an offering of debt securities, or through borrowings from financial institutions or individuals. Management believes that actions presently being taken to obtain additional funding provide the opportunity for the Company to continue as a going concern.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 10. SELECTED PER SHARE DATA


                                                                           July 8, 2003
                                                                           (Inception)
                                                                                to               Year Ended
                                                                             Dec. 31,             Dec. 31,
                                                                               2003                 2004
                                                                        -------------------   ------------------
Per share information
Net asset value, beginning of year                                                       -                (0.02)
   Net increase (decrease) from operations (1)                                       (0.04)               (0.03)
   Net change in realized and unrealized
      appreciation/depreciation on investments,
      net of tax                                                                      0.02                 0.21
                                                                        -------------------   ------------------

Net asset (deficit) value, end of year                                               (0.02)                0.16
                                                                        ===================   ==================

Per share market value, end of year (2)                                                N/A                  N/A
Ratios/supplemental data
Net assets (deficit), end of year                                                 (122,822)             857,987
Ratio of expenses to average net assets (3)                                              -                  43%
Ratio of net income (loss) to average net assets                                         -                 -40%
Diluted weighted average number of
   shares outstanding during the year                                            2,500,000            5,730,996


(1) Calculated based on diluted weighted average number of shares outstanding during the year.
(2)  Not applicable - prior to public trading of shares
(3)  Excluding income taxes

                          INFINITY CAPITAL GROUP, INC.

                         RESTATED FINANCIAL STATEMENTS
                                 MARCH 31, 2005

                          INFINITY CAPITAL GROUP, INC.
                              Financial Statements



                                TABLE OF CONTENTS


                                                                            Page



FINANCIAL STATEMENTS

      Balance Sheet March 31, 2005 (Unaudited) and December 31, 2004.....   F-21

      Statements of Operations (Unaudited) For the Three Months Ended
      March 31, 2005 and 2004............................................   F-22

      Statements of Cash Flows (Unaudited) For the Three Months Ended
      March 31, 2005 and 2004............................................   F-23

      Statement of Investments (Unaudited) March 31, 2005 ...............   F-24

      Notes to Financial Statements............ .........................   F-25

                    INFINITY CAPITAL GROUP, INC.
                     CONSOLIDATED BALANCE SHEETS


                                                                        Mar. 31,          Dec. 31,
                                                                          2005              2004
                                                                      --------------    --------------
                                                                        Unaudited
                                     ASSETS
Current assets
      Cash                                                            $      31,471     $         987
      Accrued receivables                                                    12,831            12,831
                                                                      --------------    --------------
             Total current assets                                            44,302            13,818
                                                                      --------------    --------------


      Investments in non-controlled affiliates (cost $175,926)              982,820         1,497,425
      Notes receivable - related parties                                     24,639            24,639
      Other receivables - related parties                                       510               510
      Other assets                                                            1,157               262
                                                                      --------------    --------------
                                                                          1,009,126         1,522,836
                                                                      --------------    --------------

Total Assets                                                          $   1,053,428     $   1,536,654
                                                                      ==============    ==============

                                   LIABILITIES

Current liabilities
      Accrued payables                                                $      25,779     $      34,377
      Due to related parties                                                      -                20
      Notes payable                                                         244,250           192,500
      Deferred tax liability                                                276,804           451,770
                                                                      --------------    --------------
          Total current liabilities                                         546,833           678,667
                                                                      --------------    --------------

Total Liabilities                                                     $     546,833     $     678,667
                                                                      --------------    --------------

NET ASSETS (DEFICIT)                                                  $     506,595     $     857,987
                                                                      ==============    ==============

Composition of net assets
      Preferred stock, $.001 par value;
          10,000,000 shares authorized; none issued
          and outstanding                                             $           -     $           -
      Common stock, $.001 par value;
          100,000,000 shares authorized;
          5,471,487 & 5,335,237
          issued and outstanding                                              5,471             5,335
      Additional paid in capital                                            192,123           149,402
      Accumulated income (deficit)
         Accumulated net operating income (deficit)                        (340,677)         (286,067)
         Net realized gain (loss) on investments, net of tax                119,588           119,588
         Net unrealized increase (depreciation) of
             investments, net of deferred tax                               530,090           869,729
                                                                      --------------    --------------
Net Assets                                                            $     506,595     $     857,987
                                                                      ==============    ==============

Net Asset Value Per Share                                             $        0.09     $        0.16
                                                                      ==============    ==============

               The accompanying notes are an integral part of the
                       consolidated financial statements.

                          INFINITY CAPITAL GROUP, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS




                                                                           Quarter Ended
                                                                    Mar 31,                Mar 31,
                                                                     2005                   2004
                                                                ----------------       ----------------
                                                                   Unaudited              Unaudited
Income from operations:
   Miscellaneous gain                                           $             -        $        15,000
   Investment income                                                         11                      5
   Other                                                                      -                    178
                                                                ----------------       ----------------
                                                                             11                 15,183
                                                                ----------------       ----------------

Expenses:
   Salaries and wages                                                         -                      -
   Professional fees                                                     28,375                  1,500
   Sales and marketing                                                        -                      -
   General and administrative                                            23,676                 12,923
   Interest expense                                                       2,570
   Impairments                                                                -                      -
   Minority income                                                            -                      -
                                                                ----------------       ----------------
                                                                         54,621                 14,423
                                                                ----------------       ----------------

Loss from continuing operations before income taxes                     (54,610)                   760
                                                                ----------------       ----------------

Provision for income tax                                                      -                      -
                                                                ----------------       ----------------

      Net income (loss) from continuing operations                      (54,610)                   760

Net realized and unrealized gains (losses):
   Net realized gain (loss) on investments, net of tax                        -
   Change in unrealized increase (depreciation)
        of non-controlled affiliate investments, net of tax            (339,639)                     -
                                                                ----------------       ----------------

Net increase (decrease) in net assets from operations           $      (394,249)       $           760
                                                                ================       ================

Net increase (decrease) in net assets per share
  From continuing operations
  Basic                                                         $         (0.07)       $          0.00
  Diluted                                                       $         (0.07)       $          0.00
                                                                ================       ================

Weighted average number of
common shares outstanding
  Basic                                                               5,403,362              5,104,246
  Diluted                                                             5,403,362              5,730,996
                                                                ================       ================

               The accompanying notes are an integral part of the
                       consolidated financial statements.

                          INFINITY CAPITAL GROUP, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                                                               Quarter Ended
                                                                                       Mar 31,               Mar 31,
                                                                                         2005                 2004
                                                                                   -----------------     ----------------
                                                                                       Unaudited             Unaudited
Cash Flows From Operating Activities:
     Net increase (decrease) in net assets from operations                         $       (394,249)     $           760

     Adjustments  to  reconcile  net  increase  (decrease)  in net  assets  from operatins to net cash used in operating activities:
          Change in net unrealized (increase) depreciation of investments                   339,639
          Due from related parties                                                              140
          Other assets                                                                       (1,035)
          Accrued payables                                                                   (8,413)              (2,371)
          Due to related parties                                                               (205)
                                                                                   -----------------     ----------------
               Net cash provided by (used for)
               operating activities                                                         (64,123)              (1,611)
                                                                                   -----------------     ----------------

Cash Flows From Investing Activities:
      Notes receivable - related parties                                                                         (25,102)
                                                                                   -----------------     ----------------
               Net cash provided by (used for)
               investing activities                                                               -              (25,102)
                                                                                   -----------------     ----------------

Cash Flows From Financing Activities:
     Proceeds from notes payable                                                             51,750               18,500
     Sales of common stock                                                                   42,857                2,801
                                                                                   -----------------     ----------------
               Net cash provided by (used for)
               financing activities                                                          94,607               21,301
                                                                                   -----------------     ----------------

Net Increase (Decrease) In Cash                                                              30,484               (5,412)
Cash At The Beginning Of The Period                                                           1,017               13,896
                                                                                   -----------------     ----------------

Cash At The End Of The Period                                                      $         31,501      $         8,484
                                                                                   =================     ================







               The accompanying notes are an integral part of the
                       consolidated financial statements.

                          INFINITY CAPITAL GROUP, INC.
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2005


                    Original
                    Date of                                                                           Original           Fair
    Shares        Acquisition                                                                           Cost            Value
---------------  ---------------                                                                   --------------- -----------------

     2,190,000           Nov-04   Satellite Organizing Solutions, Inc.,
                                  publicly traded over over the counter,
                                  20.69% of net assets, communications & business
                                  systems design and consulting                                    $      121,326  $        177,500

       123,750           Jun-04   Heartland, Inc., publicly traded over the counter,
                                  6.63% of net assets, telecommunications                          $       12,500  $         47,520

     4,210,000           Aug-04   Azonic Corporation, publicly traded over the counter,
                                  telecommunications                                               $       42,100  $        757,800
                                                                                                   --------------- -----------------

                                  TOTAL INVESTMENTS                                                $      175,926  $        982,820
                                                                                                   =============== =================




                          INFINITY CAPITAL GROUP, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                 MARCH 31, 2005

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

The accompanying financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position as of March 31, 2005, and the results of operations and cash flows for all periods presented have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. These financial statements should be read in conjunction with the audited financial statements and related notes and schedules included in the Company's 2004 Annual Report filed on dated December 31, 2004. The results of operations for the periods ended March 31, 2005 and 2004 are not necessarily indicative of the operating results for the full years.

Infinity Capital Group, Inc. (Company) is a specialty investment company principally providing capital to small- and medium-sized technology companies. The Company intends to focus its portfolio in the following technology sectors: software, Internet, IT services, media, telecommunications, semiconductors, hardware and technology-enabled services. Our investment objective is to maximize the portfolio's total return by investing in the debt and/or equity securities of technology-related companies. We also seek to provide our stockholders with current income on investments in debt securities and long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make debt or equity investments.

NOTE 2 - INVESTMENTS

As of March 31, 2005, the Company has made two investments in target companies that total approximately $55,000 in funded capital. We have completed the following transactions:

Portfolio Company               Date                Investment         Cost

Satellite Organizing
 Solutions, Inc.                November 2004       Common stock      121,326
Heartland, Inc.                 June 2004           Common stock       12,500
Azonic Corporation              August 2004         Common stock       42,100
                                                                     ----------
Total                                                                  54,600
                                      F-25

                          INFINITY CAPITAL GROUP, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                 MARCH 31, 2005

As required by ASR 118, the investment committee of the company is required to assign a fair value to all investments. To comply with Section 2(a) (41) of the Investment Company Act and Rule 2a-4 under the Investment Company Act, it is incumbent upon the board of directors to satisfy themselves that all appropriate factors relevant to the value of securities for which market quotations are not readily available have been considered and to determine the method of arriving at the fair value of each such security. To the extent considered necessary, the board may appoint persons to assist them in the determination of such value, and to make the actual calculations pursuant to the board's direction. The board must also, consistent with this responsibility, continuously review the appropriateness of the method used in valuing each issue of security in the company's portfolio. The directors must recognize their responsibilities in this matter and whenever technical assistance is requested from individuals who are not directors, the findings of such intervals must be carefully reviewed by the directors in order to satisfy themselves that the resulting valuations are fair.

No single standard for determining "fair value...in good faith" can be laid down, since fair value depends upon the circumstances of each individual case. As a general principle, the current "fair value" of an issue of securities being valued by the board of directors would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on a multiple of earnings, or a discount from market of a similar freely traded security, or yield to maturity with respect to debt issues, or a combination of these and other methods. Some of the general factors which the directors should consider in determining a valuation method for an individual issue of securities include:

1) the fundamental analytical data relating to the investment,

2) the nature and duration of restrictions on disposition of the securities, and

3) an evaluation of the forces which influence the market in which these securities are purchased and sold. Among the more specific factors which are to be considered are: type of security, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at time of purchase, special reports prepared by analysis, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

The board has arrived at the  following  valuation  method for its  investments.
Where there is not a readily available source for determining the market value of any investment, either because the investment is not publicly traded, or is thinly traded, and in absence of a recent appraisal, the value of the investment shall be based on the following criteria:

                          INFINITY CAPITAL GROUP, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                 MARCH 31, 2005

1. Total amount of the Company's actual investment ("AI"). This amount shall include all loans, purchase price of securities, and fair value of securities given at the time of exchange.

2. Total revenues for the preceding twelve months ("R").

3. Earnings before interest, taxes and depreciation ("EBITD")

4. Estimate of likely sale price of investment ("ESP")

5.  Net  assets  of  investment  ("NA")

6. Likelihood of investment generating positive returns (going concern). The estimated value of each investment shall be determined as follows:

     o Where no or limited revenues or earnings are present, then the value shall be the greater of the investment's a) net assets, b) estimated sales price, or c) total amount of actual investment.

     o Where revenues and/or earnings are present, then the value shall be the greater of one time (1x) revenues or three times (3x) earnings, plus the greater of the net assets of the investment or the total amount of the actual investment.

     o Under both scenarios, the value of the investment shall be adjusted down if there is a reasonable expectation that the Company will not be able to recoup the investment or if

     The Company has not retained independent appraisers to assist in the valuation of the portfolio investments because the cost was determined to be prohibitive for the current levels of investments.


NOTE 3 - EQUITY TRANSACTIONS

During the quarter ended March 31, 2005 the Company sold 135,250 shares of the Company's Common stock as through the exercise of Class A warrants for $42,857.

                          INFINITY CAPITAL GROUP, INC.

                         RESTATED FINANCIAL STATEMENTS
                                 JUNE 30, 2005

                          INFINITY CAPITAL GROUP, INC.
                              Financial Statements



                                TABLE OF CONTENTS


                                                                 Page

FINANCIAL STATEMENTS

         Balance sheets                                           F-28
         Statements of operations                                 F-30
         Statements of cash flows                                 F-31
         Schedule of investments                                  F-32
         Notes to financial statements                            F-33



                          INFINITY CAPITAL GROUP, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                                          June 30,            Dec. 31,
                                                                                            2005                2004
                                                                                    ---------------------  -----------------
                                                                                         Unaudited
                                     ASSETS
Current assets
      Cash                                                                          $                457   $            987
      Accrued receivables                                                                         12,831             12,831
                                                                                    ---------------------  -----------------
             Total current assets                                                                 13,288             13,818
                                                                                    ---------------------  -----------------

      Investments in non-controlled affiliates (cost $175,926)                                   981,450          1,497,425
      Notes receivable - related parties                                                          14,639             24,639
      Other receivables - related parties                                                            510                510
      Goodwill                                                                                    22,120
      Other assets                                                                                 2,639                262
                                                                                    ---------------------  -----------------
                                                                                               1,021,358          1,522,836
                                                                                    ---------------------  -----------------

Total Assets                                                                        $          1,034,646   $      1,536,654
                                                                                    =====================  =================

                                   LIABILITIES

Current liabilities
      Accrued payables                                                              $            113,113   $         34,377
      Due to related parties                                                                           -                 20
      Notes payable                                                                              260,500            192,500
      Deferred tax liability                                                                     276,804            451,770
                                                                                    ---------------------  -----------------
          Total current liabilities                                                              650,417            678,667
                                                                                    ---------------------  -----------------

Total Liabilities                                                                   $            650,417   $        678,667
                                                                                    ---------------------  -----------------

NET ASSETS (DEFICIT)                                                                $            384,229   $        857,987
                                                                                    =====================  =================


                                                                                                 Continued.....

               The accompanying notes are an integral part of the
                       consolidated financial statements.




                          INFINITY CAPITAL GROUP, INC.
                           CONSOLIDATED BALANCE SHEETS

                                    Continued

                                                                                          June 30           December 31
                                                                                            2005                2004
                                                                                         Unaudited
                                                                                    ---------------------  -----------------

Composition of net assets
      Preferred stock, $.001 par value;
          10,000,000 shares authorized; none issued and outstanding                 $                  -   $              -
      Common stock, $.001 par value;
          100,000,000 shares authorized;
          5,571,487 & 5,335,237  issued and outstanding
                                                                                                   5,571              5,335
      Additional paid in capital                                                                 195,873            149,402
      Accumulated income (deficit)
         Accumulated net operating income (deficit)                                            (465,523)          (286,067)
         Net realized gain (loss) on investments, net of tax                                     119,588            119,588
         Net unrealized increase (depreciation) of
             investments, net of deferred tax
                                                                                                 528,720            869,729
                                                                                    ---------------------  -----------------
Net Assets                                                                          $            384,229   $        857,987
                                                                                    =====================  =================

Net Asset Value Per Share                                                           $               0.07   $           0.16
                                                                                    =====================  =================



















               The accompanying notes are an integral part of the
                       consolidated financial statements.




                          INFINITY CAPITAL GROUP, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                   Quarter Ended                    Six Months Ended
                                                             June 30,        June 30,          June 30,           June 30,
                                                               2005            2004              2005               2004
                                                             Unaudited       Unaudited         Unaudited          Unaudited
                                                       -----------------   ---------------    -------------    -------------
Income from operations:
   Miscellaneous gain                                  $             -               -        $        -       $     15,000
   Investment income                                                23               1                34                  6
   Other                                                             -               -                 -                178
                                                       -----------------   ---------------    -------------    -------------
                                                                    23               1                34             15,184
                                                       -----------------   ---------------    -------------    -------------

Expenses:
   Salaries and wages                                                -               -                 -                  -
   Professional fees                                            21,410               -            49,785              1,500
   Sales and marketing                                               -               -                 -                  -
   General and administrative                                  103,439          12,068           127,115             24,991
   Interest expense                                                 20                             2,590
   Impairments                                                       -               -                 -                  -
   Minority income                                                   -               -                 -                  -
                                                       -----------------   ---------------    -------------    -------------
                                                               124,869          12,068           179,490             26,491
                                                       -----------------   ---------------    -------------    -------------

Loss from continuing operations before income taxes           (124,846)        (12,067)         (179,456)           (11,307)
                                                       -----------------   ---------------    -------------    -------------

Provision for income tax                                             -               -                 -                  -
                                                       -----------------   ---------------    -------------    -------------

      Net income (loss) from continuing operations            (124,846)        (12,067)         (179,456)           (11,307)

Net realized and unrealized gains (losses):
   Net realized gain (loss) on investments, net of tax               -               -                 -                  -
   Change in unrealized increase (depreciation)
        of non-controlled affiliate investments, net                 -               -          (339,639)                 -
of tax
                                                       -----------------   ---------------    -------------    -------------

Net increase (decrease) in net assets from operations  $      (124,846)     $  (12,067)        $(519,095)       $   (11,307)
                                                       =================   ===============    =============    =============

Net increase (decrease) in net assets per share
  From continuing operations
  Basic                                                $         (0.02)     $    (0.00)        $   (0.09)       $     (0.00)
  Diluted                                              $         (0.02)     $    (0.00)        $   (0.09)       $     (0.00)
                                                       =================   ===============    =============    =============

Weighted average number of
common shares outstanding
  Basic                                                      5,571,478       5,104,246         5,571,478          5,104,246
  Diluted                                                    5,571,478       5,730,996         5,571,478          5,730,996
                                                       =================   ===============    =============    =============


               The accompanying notes are an integral part of the
                       consolidated financial statements.



                          INFINITY CAPITAL GROUP, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                    Six Months Ended
                                                                                 June 30,          June 30,
                                                                                   2005              2004
                                                                           -----------------     --------------
                                                                                Unaudited          Unaudited
Cash Flows From Operating Activities:
     Net increase (decrease) in net assets from operations                 $      (519,095)      $    (11,307)

     Adjustments  to  reconcile  net  increase  (decrease)  in
     net assets from operations to net cash used in operating activities:
          Change in net unrealized (increase) depreciation of investments           339,639
          Due from related parties
          Other assets                                                              (2,377)
          Accrued payables                                                           78,736            (8,288)
          Due to related parties                                                       (20)
                                                                           -----------------     --------------
               Net cash provided by (used for)
               operating activities                                               (103,117)           (19,595)
                                                                           -----------------     --------------

Cash Flows From Investing Activities:
      Goodwill                                                             $       (22,120)
      Investment in securities                                                                  $     (12,500)
      Notes receivable - related parties                                             10,000           (25,602)
                                                                           -----------------     --------------
               Net cash provided by (used for)
               investing activities                                                (12,120)           (38,102)
                                                                           -----------------     --------------

Cash Flows From Financing Activities:
     Proceeds from notes payable                                                     68,000             28,500
     Sales of common stock                                                           46,707             15,301
                                                                           -----------------     --------------
               Net cash provided by (used for)
               financing activities                                                 114,707             43,801
                                                                           -----------------     --------------

Net Increase (Decrease) In Cash                                                       (530)           (13,896)
Cash At The Beginning Of The Period                                                   1,017             13,896
                                                                           -----------------     --------------

Cash At The End Of The Period                                              $            487      $           -
                                                                           =================     ==============


               The accompanying notes are an integral part of the
                       consolidated financial statements.



                          INFINITY CAPITAL GROUP, INC.
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2005


                      Original
                       Date of                                                   Original         Fair
    Shares           Acquisition                                                   Cost           Value
----------------   ----------------                                           ---------------    -----------


      2,190,000             Nov-04      Satellite Organizing Solutions, Inc.,
                                            publicly traded over the counter,
                                       20.69% of net assets, communications &
                                       business systems design and consulting  $      121,326    $  175,000

        123,750             Jun-04      Heartland, Inc., publicly traded over
                                       the counter, 6.63% of net assets,
                                        telecommunications                     $       12,500    $   44,550

      4,210,000             Aug-04        Azonic Corporation, publicly traded
                                       over the counter, telecommunications    $       42,100    $  761,900
                                                                              ----------------    ----------

                                                            TOTAL INVESTMENTS  $      175,926    $  981,450
                                                                              ================    ==========


                          INFINITY CAPITAL GROUP, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2005

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

The accompanying financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position as of June 30, 2005, and the results of operations and cash flows for all periods presented have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. These financial statements should be read in conjunction with the audited financial statements and related notes and schedules included in the Company's 2004 Annual Report filed on dated December 31, 2004. The results of operations for the periods ended June 30, 2005 and 2004 are not necessarily indicative of the operating results for the full years.

Infinity Capital Group, Inc. (Company) has elected to be treated as a business development company under the Investment Company Act of 1940. The Company intends to identify special situation investment opportunities in emerging growth companies that are in need of an expansion or mezzanine round of financing. Our investment objective is to maximize the portfolio's total return by investing in the debt and/or equity securities of emerging growth companies. We also seek to provide our stockholders with current income on investments in debt securities and long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make debt or equity investments.

NOTE 2 - INVESTMENTS

As of June 30, 2005, the Company has made two investments in target companies that total approximately $175,000 in funded capital. We have completed the following transactions:

Portfolio Company                      Date                      Investment      Cost
-----------------------------------    --------------            ------------    --------
Satellite Organizing Solutions, Inc.   November 2004             Common stock    $121,326
Heartland, Inc.                        June 2004                 Common stock    $ 12,500
Azonic Corporation                     August 2004               Common stock    $ 42,100
                                                                                 --------
Total                                                                            $175,926
                                                                                 ========

                          INFINITY CAPITAL GROUP, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2005

As required by ASR 118, the investment committee of the company is required to assign a fair value to all investments. To comply with Section 2(a) (41) of the Investment Company Act and Rule 2a-4 under the Investment Company Act, it is incumbent upon the board of directors to satisfy themselves that all appropriate factors relevant to the value of securities for which market quotations are not readily available have been considered and to determine the method of arriving at the fair value of each such security. To the extent considered necessary, the board may appoint persons to assist them in the determination of such value, and to make the actual calculations pursuant to the board's direction. The board must also, consistent with this responsibility, continuously review the appropriateness of the method used in valuing each issue of security in the company's portfolio. The directors must recognize their responsibilities in this matter and whenever technical assistance is requested from individuals who are not directors, the findings of such intervals must be carefully reviewed by the directors in order to satisfy themselves that the resulting valuations are fair.

No single standard for determining "fair value...in good faith" can be laid down, since fair value depends upon the circumstances of each individual case. As a general principle, the current "fair value" of an issue of securities being valued by the board of directors would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on a multiple of earnings, or a discount from market of a similar freely traded security, or yield to maturity with respect to debt issues, or a combination of these and other methods. Some of the general factors which the directors should consider in determining a valuation method for an individual issue of securities include:

1) the fundamental analytical data relating to the investment,

2) the nature and duration of restrictions on disposition of the securities, and

3) an evaluation of the forces which influence the market in which these securities are purchased and sold. Among the more specific factors which are to be considered are: type of security, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at time of purchase, special reports prepared by analysis, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

The board has arrived at the  following  valuation  method for its  investments.
Where there is not a readily available source for determining the market value of any investment, either because the investment is not publicly traded, or is thinly traded, and in absence of a recent appraisal, the value of the investment shall be based on the following criteria:

                          INFINITY CAPITAL GROUP, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2005

1. Total amount of the Company's actual investment ("AI"). This amount shall include all loans, purchase price of securities, and fair value of securities given at the time of exchange.

2. Total revenues for the preceding twelve months ("R").

3. Earnings before  interest,  taxes and  depreciation  ("EBITD")

4. Estimate of likely sale price of investment ("ESP")

5. Net assets of investment ("NA")

6. Likelihood of investment generating positive returns (going concern).

The estimated value of each investment shall be determined as follows:

o Where no or limited revenues or earnings are present, then the value shall be the greater of the investment's a) net assets, b) estimated sales price, or c) total amount of actual investment.

o Where revenues and/or earnings are present, then the value shall be the greater of one time (1x) revenues or three times (3x) earnings, plus the greater of the net assets of the investment or the total amount of the actual investment.

o Under both scenarios, the value of the investment shall be adjusted down if there is a reasonable expectation that the Company will not be able to recoup the investment or if

The Company has not retained independent appraisers to assist in the valuation of the portfolio investments because the cost was determined to be prohibitive for the current levels of investments.

NOTE 3 - EQUITY TRANSACTIONS During the quarter ended June 30, 2005 the Company issued 100,000 shares of the Company's Common stock to complete the acquisition Fayber Group.